SMITH BARNEY INVESTMENT FUNDS INC.
On behalf of
SMITH BARNEY PREMIER SELECTIONS FUND

Supplement dated December 3, 1999 to
Prospectus dated July 16, 1999


Effective immediately the prospectus of Premier
Selections Fund is supplemented to permit new and current investors to participate in systematic investment and withdrawals as follows:

By adding the following disclosure to the section of the prospectus entitled "Buying shares":

Systematic Investment Plan
You may authorize Salomon Smith Barney or certain dealer representatives to transfer funds automatically from a regular bank account, cash held in a Salomon Smith Barney brokerage account or Smith Barney money market fund to buy shares on a regular basis.

? Amounts transferred should be at least: $25 monthly or $50 quarterly.

If you do not have sufficient funds in your account on a transfer date, Salomon Smith Barney or the dealer representative may charge you a fee.

For more information, contact your Salomon Smith
Barney Financial Consultant or dealer
representative or consult the SAI.
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By adding the following disclosure to the section
of the prospectus entitled "Redeeming shares":

Automatic Cash Withdrawal Plans
You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

? Your shares must not be represented by certificates
? All dividends and distributions must be reinvested


For more information, contact your Salomon Smith
Barney Financial Consultant or dealer
representative or consult the SAI.


By revising the disclosure in the sections entitled
"Limited offering" and "Quarterly open periods," respectively, to read as follows:

Limited Offering
Unlike most mutual funds which make their shares available for investment on a continuous basis, with the exception of participants in the Systematic Investment Plan, shares of the fund are offered to persons not currently invested in the fund only during the quarterly open periods.
Current shareholders in the fund and new investors who participate in the Systematic Investment Plan may buy additional shares on any business day. Of course, shares may be redeemed on any business day.

Quarterly open periods
Although subject to change at any time by the Manager, with the exception of participants in the Systematic Investment Plan, shares of the fund are offered to new shareholders only during the two week period beginning on the first Monday of the third month of each calendar quarter (March, June, September and December) and ending on Friday of the following week.


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SWIS Sticker.doc